DIREXION SHARES ETF TRUST
Direxion Auspice Broad Commodity Strategy ETF (COM)
Direxion Flight To Safety Strategy ETF (FLYT)
Direxion All Cap Insider Sentiment Shares (KNOW)
Direxion NASDAQ-100® Equal Weighted Index Shares (QQQE)
Direxion Zacks MLP High Income Index Shares (ZMLP)
(the “Funds”)

Supplement dated April 2, 2020 to the
Summary Prospectuses and Prospectuses for the Funds

Effective immediately, the following risk is added to the Summary Prospectuses and summary section of the Prospectuses for the Funds:
Market Disruption Risk– Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities and the Fund’s sales may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs’ shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund’s Index.
The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus and Prospectus.